VAN WAGONER FUNDS, INC.

FORM N-SAR

Report for the period ending June 30, 2002
Item 77E - Legal Proceedings

The Company, the Adviser and others (including past and present directors) have recently been named as defendants in several purported class actions alleging, among other things, violations of federal securities law by failing to value private holdings at their fair value. Although the Company has not yet responded to these actions, the Company believes this litigation is without merit and intends to defend the actions vigorously. The Company believes that the outcome of such legal actions will not have a material adverse effect on the results of operations or the net asset values of the Funds.
As a registered investment company, the Company is regulated by the Securities and Exchange Commission. It is the policy of the Company to respond promptly and completely to any inquiries made by the Securities and Exchange Commission. The Company believes that there are no pending inquiries from the Securities and Exchange Commission that will have a material adverse effect on the results of operations or the net asset values of the Funds.

Plaintiff
Reisman, Jack E.
Sems, Charles A.


Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Emerging Growth Fund
Van Wagoner Capital Management, Inc.
Garrett Van Wagoner
Ernst & Young, LLP
Sunstone Financial Group, Inc.


Venue
U.S.D.C. N.D. CAL.

Filing Date
1/4/02



Plaintiff
Lippstreu, William
Pierce, Alex

Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management, Inc.
Van Wagoner Emerging Growth Fund
Van Wagoner Technology Fund
Van Wagoner Mid-Cap Growth Fund
Van Wagoner Post Venture Fund
Van Wagoner Micro-Cap Growth Fund
Sunstone Financial Group, Inc.
Garret R. Van Wagoner
Larry P. Arnold
Robert S. Coleman
Ernst & Young LLP

Venue
U.S.D.C. N.D. CAL.

Filing Date
1/22/02



Plaintiff
Alper, Gregory
Estate of Evelyn Alper
Hesano, Sheryl

Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management, Inc.
Van Wagoner Technology Fund
Van Wagoner Mid-Cap Growth Fund
Vam Wagoner Post Venture Fund
Van Wagoner Micro-Cap Growth Fund
Sunstone Financial Group, Inc.
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Coleman
Ernst & Young LLP

Venue
U.S.D.C. N.D. CAL.

Filing Date
1/18/02


Plaintiff
Mather, Michael F.


Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management, Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Coleman

Venue
U.S.D.C. N.D. CAL.

Filing Date
12/17/01


Plaintiff
Sasson, Rosalae


Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management, Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Coleman
Ernst & Young LLP

Venue
U.S.D.C. N.D. CAL.

Filing Date
12/27/01


Plaintiff
Doohan, M. Anita


Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management, Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Coleman
Ernst & Young LLP

Venue
U.S.D.C. N.D. CAL.

Filing Date
1/4/02


Plaintiff
Magistad, Eric P.


Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management, Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Ernst & Young LLP

Venue
U.S.D.C. N.D. CAL.

Filing Date
1/10/02


Plaintiff
Spraley, Thomas E.
Spraley, Elaine K.



Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management, Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Garrett R. Van Wagoner
Larry P. Arnold
Robert S. Colman
Ernst & Young LLP

Venue
U.S.D.C. N.D. CAL.

Filing Date
2/12/02


Plaintiff
Casolari, Stephanie
Casolari, Richard

Named
Defendants
Van Wagoner Funds, Inc.
Van Wagoner Capital Management, Inc.
Sunstone Financial Group, Inc.
Van Wagoner Emerging Growth Fund
Van Wagoner Technology Fund
Van Wagoner Mid-Cap Growth Fund
Van Wagoner Post Venture Fund
Van Wagoner Micro-Cap Growth Fund
Garret R. Van Wagoner
Larry P. Arnold
Robert S. Coleman
Peter R. Kris
Ernst & Young LLP


Venue
U.S.D.C. N.D. CAL.

Filing Date
2/15/02


Plaintiff
Mansmith, Dennis, derivatively on behalf of Nominal Defendants
Van Wagoner Funds, Inc.,
Van Wagoner Emerging Growth Fund,
Van Wagoner Technology Fund,
Van Wagoner Mid-Cap Fund,
Van Wagoner Micro-Cap Fund, and
Van Wagoner Post-Venture Fund


Named
Defendants
Garret R. Van Wagoner
Larry P. Arnold
Robert S. Coleman
Ernst & Young, LLP
Sunstone Financial Group, Inc.
Nominal Defendants:
Van Wagoner Funds, Inc.
Van Wagoner Emerging Growth Fund
Van Wagoner Technology Fund
Van Wagoner Mid-Cap Fund
Van Wagoner Micro-Cap Fund
Van Wagoner Post-Venture Fund

Venue
Circuit Court, Milwaukee County

Filing Date
2/5/02